SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES OF THE LISTED FUNDS

DWS Alternative Asset Allocation Fund DWS Alternative Asset Allocation VIP DWS Select Alternative Allocation Fund

The list of DWS funds in which the fund may invest contained in the “PRINCIPAL INVESTMENT STRATEGY” section within the “FUND DETAILS” section of the funds’ prospectuses is supplemented to include the following disclosure about a new DWS fund in which the fund may invest:

DWS Strategic Equity Long/Short Fund. The fund seeks long-term capital appreciation. The fund seeks to achieve its investment objective by employing a multi-manager approach whereby the fund’s assets are allocated among separate subadvisors that employ a variety of long/short investment strategies that take long and short positions. The fund may have exposure to equity securities of US and foreign companies of all sizes. Some subadvisors may focus on certain sectors of the market or geographic locations. Under normal market conditions, the fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities and related derivative instruments tied economically to equity securities.

The following disclosure is added to the “MAIN RISKS” sections contained within the summary section and the “FUND DETAILS” section of the funds’ prospectuses.

Market direction risk. Since certain underlying funds will typically hold both long and short positions, an investment in the fund will involve market risks associated with different types of investment decisions than those made for a typical “long only” fund. The underlying fund’s results will suffer both when there is a general market advance and the underlying fund holds significant “short” positions, or when there is a general market decline and the underlying fund holds significant “long” positions. In recent years, the markets have shown considerable volatility from day to day and even in intra-day trading.

Please Retain This Supplement for Future Reference

May 19, 2014
PROSTKR-376